TRADE AND OTHER RECEIVABLES	12 Months Ended
Dec. 31, 2019
TRADE AND OTHER RECEIVABLES
TRADE AND OTHER RECEIVABLES

22.    Trade and other receivables

Accounting policy

Trade and other receivables, excluding trade receivables for PGM concentrate sales, prepayments and value added tax, are non-derivative financial assets categorised as financial assets measured at amortised cost.

The above non-derivative financial assets are initially recognised at fair value and subsequently carried at amortised cost less allowance for impairment. Estimates made for impairment are based on a review of all outstanding amounts at year end in line with the impairment policy described in note 34. Irrecoverable amounts are written off during the period in which they are identified.

In addition to other types PGM sales, trade receivables include actual invoiced sales of PGM concentrate, as well as sales not yet invoiced for which deliveries have been made and the control has transferred. The PGM concentrate receivables are financial assets measured at fair value through profit or loss, as the solely payments of principle and interest criteria is not met. The receivable amount calculated for the PGM concentrate delivered but not yet invoiced is recorded at the fair value of the consideration receivable at the date of delivery. At each subsequent reporting date the receivable is restated to reflect the fair value movements in the pricing mechanism. Foreign exchange movements subsequent to the recognition of a sale are recognised as a foreign exchange gain or loss in profit or loss.

Figures in million - SA rand	2019	2018	2017
Trade receivables - gold sales	-	433.8	499.6
Trade receivables - PGM sales[1]	2,681.1	5,310.1	4,512.4
PGM sales concentrate	2,341.6	5,310.1	4,512.4
PGM sales other	339.5	-	-
Other trade receivables	889.0	436.6	431.4
Payroll debtors	251.5	127.9	174.1
Interest receivable	14.6	8.9	8.5
Financial assets	3,836.2	6,317.3	5,626.0
Prepayments	442.9	296.9	245.0
Value added tax	355.9	218.8	326.6
Total trade and other receivables	4,635.0	6,833.0	6,197.6

[1] The PGM sales trade receivables includes a contract receivable of R1,606.4 million (2018: R3,786.5 million)

Fair value of trade and other receivables

The fair value of trade receivables for PGM concentrate sales are determined based on ruling market prices, volatilities and interest rates, and constitutes level 2 on the fair value hierarchy.

The fair value of trade and other receivables measured at amortised cost approximate the carrying value due to the short maturity.

Credit risk

The Group is exposed to credit risk on the total carrying value of trade and other receivables.

Trade receivables measured at amortised cost are reviewed on a regular basis and an allowance for impairment is raised when they are not considered recoverable based on an expected credit loss assessment. The Group transacts exclusively with a limited number of large international institutions and other organisations with strong credit ratings and the negligible historical level of customer default. Trade receivables are currently in a sound financial position and no impairment has been recognised.

At 31 December 2019, other receivables of R139.9 million (2018: R15.8 million and 2017: R5.7 million) were considered impaired and are provided for.